Exhibit 21.1
LIST OF SUBSIDIARIES

Name	Jurisdiction of Incorporation or Organization
259 Pitt Street Pty Ltd.	Australia
90210 Biltmore Management, LLC	United States
90210 Desert Resorts Management Co., LLC	United States
90210 Grand Wailea Management Co., LLC	United States
90210 LLC	United States
90210 Management Company, LLC	United States
Adana Hilton Enternasyonal Otelcilik Limited Sirketi	Turkey
Adda Hotels	England, UK
Adda Properties Limited	England, UK
Addis Ababa Hilton Pvt Ltd Co	Ethiopia
Admiral I Pty Limited	Australia
Admiral II Pty Limited	Australia
Admiral III Pty Limited	Australia
Admiral Investments Pty Limited	Australia
African American Investment Corporation (Pty) Ltd	South Africa
African American Properties (Pty) Ltd.	South Africa
African American Properties Hotels (Pty) Ltd.	South Africa
Andiamo's O'Hare, LLC	United States
Ankara Enternasyonel Otelcilik Anonim Sirketi	Turkey
Atlanta Perimeter Hotel Owner LLC	United States
ATM Hotels Pty. Limited	Australia
Avenue Louise Hotel Partners S.N.C.	Belgium
Bally's Grand Property Sub I, LLC	United States
Belfast Hilton Limited	Northern Ireland, UK
Blue Bonnet Security, LLC	United States
Bondarea Limited	Scotland, UK
Bonnet Creek Equity Holdings LLC	United States
BRE/FL Development Parcels L.L.C.	United States
Brighton at Kingston Plantation, L.L.C.	United States
Buckingham's Chicago, LLC	United States
Casa Marina Equity Holdings LLC	United States
Casa Marina Owner, LLC	United States
Chesterfield Village Hotel, L.L.C.	United States
Chicago Hilton LLC	United States
CHW Holdings, LLC	United States
Club Mack OPCO, L.L.C.	United States
Comfort Hotels International Limited	England, UK
Comfort Hotels Limited	England, UK
Comfort Inns BV	Netherlands
Comfort Lodge (U.K.) Limited	England, UK
Compris Hotel LLC	United States
Conrad International (Belgium) LLC	United States
Conrad International (Egypt) LLC	United States
Conrad International (Egypt) Resorts Corporation	United States
Conrad International (Indonesia) Corporation	United States

Conrad International (Thailand) Limited	Thailand
Conrad International Hotels (HK) Limited	Hong Kong
Conrad International Investment (Jakarta) Corporation	United States
Conrad International Manage (CIS) LLC	United States
Conrad International Management Services (Singapore) Pte Ltd	Singapore
Conrad Management LLC	United States
Conrad Osaka Kodo Gaisha	Japan
Craigendarroch Limited	Scotland, UK
Crystal City LLC	United States
Cupertino Hotel Owner LLC	United States
Destination Resort Affiliates	United States
Destination Resorts LLC	United States
Domhotel GmbH	Germany
Doubletree De Mexiso, S.A. De C.V.	Mexico
Doubletree DTWC LLC	United States
Doubletree Hotel Systems LLC	United States
Doubletree Hotels LLC	United States
Doubletree International Franchise LLC	United States
Doubletree LLC	United States
Doubletree Management LLC	United States
Doubletree Partners	United States
DR Spokane City Center LLC	United States
DT Management LLC	United States
DT Ontario Hotel Partners	United States
DT Real Estate, Inc.	United States
DT Spokane Equity Holdings LLC	United States
DTM Atlanta/Legacy, Inc.	United States
DTM Cambridge, Inc.	United States
DTM Coconut Grove, Inc.	United States
DTM Largo, Inc.	United States
DTM Maryland, Inc.	United States
DTM Santa Clara LLC	United States
DTM Walnut Creek, Inc.	United States
DTR FCH Holdings, Inc.	United States
DTR Houston, Inc.	United States
DTR PAH Holding, Inc.	United States
DTR San Antonio, Inc.	United States
DTR TM Holdings, Inc.	United States
DTWC Spokane City Center SPE, LLC	United States
Dunkeld Lodges (Management) Limited	Scotland, UK
Durban Hotel Asset Trust	South Africa
EJP LLC	United States
Embassy Development LLC	United States
Embassy Equity Development LLC	United States
Embassy Memphis Corporation	United States
Embassy Suites (Isla Verde), Inc.	United States
Embassy Suites Club No. 1, Inc.	United States
Embassy Suites Club No. Three, Inc.	United States
Embassy Suites Club No. Two, Inc.	United States

Embassy Suites Management LLC	United States
Embassy Syracuse Development LLC	United States
EPT Kansas City Limited Partnership	United States
EPT Meadowlands Limited Partnership	United States
Fess Parker-Red Lion Hotel	United States
G/B/H Condo Owner, LLC	United States
G/B/H Four Star, LLC	United States
G/B/H Golf Course, LLC	United States
G/B/H Operator, LLC	United States
Global Resort Partners	United States
Grand Vacations Realty, LLC	United States
Grand Vacations Services LLC	United States
Grand Vacations Title, LLC	United States
Greatkey Limited	England, UK
Grundstucksgesellschaft Belvederer Allee Weimar mbH	Germany
H Alliance, Inc.	United States
Hampton Inns LLC	United States
Hampton Inns Management LLC	United States
Hapeville Hotel Limited Partnership	United States
Hapeville Investors, LLC	United States
HBM Global Risk Corporation	United States
HFS San Francisco Liquor License, LLC	United States
HGV Depositor LLC	United States
HHC BC Orlando, LLC	United States
HHC One Park Boulevard, LLC	United States
HI Hotel Management (Guam), Inc.	Guam
HI Investment (Columbia) EU	Columbia
HI US Finance LLC	United States
HIC Dormant Holding LLC	United States
HIC First LLC	United States
HIC Group International Luxembourg Sarl	Luxembourg
HIC Holdings BV	Netherlands
HIC Holdings LLC	United States
HIC Hotels U.S.A. LLC	United States
HIC Racing (Chiswick) Limited	England, UK
HIC Roissy Netherlands BV	Netherlands
HIC Second LLC	United States
HIEF Holding GmbH	Germany
Hillview Holding GmbH	Germany
Hilmex Holdings, S. de R.L. de C.V.	Mexico
Hilstock Hotel Holding Corporation	United States
Hiltno Worldwide Manage Branchco Limited - Columbia	Columbia
Hilton (Hellas) Monoprosopi EPE	Greece
Hilton (Maldives) Pte Limited	Maldives
Hilton Beverage LLC	United States
Hilton Canada Co.	Canada
Hilton Chicago Beverage I LLC	United States
Hilton Chicago Beverage II LLC	United States
Hilton Chicago Beverage III LLC	United States
Hilton Chicago Beverage IV LLC	United States

Hilton CMBS Holdings LLC	United States
Hilton Copenhagen ApS	Denmark
Hilton Corporate Director LLC	United States
Hilton Cyprus Limited	Cyprus
Hilton do Brasil Ltd.	Brazil
Hilton Domestic Property LLC	United States
Hilton Egypt Lil Tigara	Egypt
Hilton El Con Management LLC	United States
Hilton El Con Operator LLC	United States
Hilton EL Segundo LLC	United States
Hilton Electronic Distribution Systems, LLC	United States
Hilton Enternasyonal Otelcilik AS	Turkey
Hilton Franchise Holding LLC	United States
Hilton Garden Inns Management LLC	United States
Hilton Germany Holdco Limited	England, UK
Hilton Grand Vacations Club, LLC	United States
Hilton Grand Vacations Company, LLC	United States
Hilton Grand Vacations Financing, LLC	United States
Hilton Grand Vacations Japan, LLC	Japan
Hilton Grand Vacations Management, LLC	United States
Hilton Grand Vacations Trust 2013-A	United States
Hilton Grand Vacations Trust 2014-A	United States
Hilton Grand Vacations Trust I LLC	United States
Hilton Hawaii Corporation	United States
Hilton Hawaiian Village LLC	United States
Hilton HHC Limited	England, UK
Hilton HHonors Worldwide, L.L.C.	United States
Hilton HIH Limited	England, UK
Hilton Holdings LLC	United States
Hilton Hospitality LLC	United States
Hilton Hotel Management (Shanghai) Co Ltd	China
Hilton Hotel Management Services Private Limited	India
Hilton Hotels of Australia (Melbourne) Pty Ltd	Australia
Hilton Hotels of Australia Pty Limited	Australia
Hilton Iinternational Australia Holding PTY LTD	Australia
Hilton Illinois Holdings LLC	United States
Hilton Illinois LLC.	United States
Hilton Inns LLC	United States
Hilton International (Bulgaria) EAD	Bulgaria
Hilton International (France) SAS	France
Hilton International (Germany) GmbH	Germany
Hilton International (Moscow) LLC	United States
Hilton International (Nederland) BV	Netherlands
Hilton International (Switzerland) GmbH	Switzerland
Hilton International (Thailand) Company Limited	Thailand
Hilton International Asia Pacific Pte Ltd.	Singapore
Hilton International Australia Pty Limited	Australia
Hilton International Barbados Limited	Barbados
Hilton International Canada CRA ULC	Canada
Hilton International Co (Belgium) BVBA	Belgium

Hilton International de Venezuela CA	Venezuela
Hilton International Ecuador LLC	United States
Hilton International Franchise (UK) Limited	England, UK
Hilton International GAMMA	France
Hilton International Holding LLC	United States
Hilton International Holding USA Corporation	United States
Hilton International Holdings LLC	United States
Hilton International Jamaica Limited	Jamaica
Hilton International LLC	United States
Hilton International Manage (Argentina) SRL	Argentina
Hilton International Manage (Maldives) Pvt. Ltd	Maldives
Hilton International Manage LLC	United States
Hilton International Management LLC	United States
Hilton International of Puerto Rico Inc.	United States
Hilton International South Africa (PTY) Limited	South Africa
Hilton International Trinidad Limited	Trinidad and Tobago
Hilton International Vermogensverwaltung GmbH	Germany
Hilton International Wien GmbH	Austria
Hilton Israel Ltd	Israel
Hilton Italiana Srl	Italy
Hilton Kingsland 1, LLC	United States
Hilton Land Investment 1, LLC	United States
Hilton Malta Limited	Malta
Hilton Management LLC	United States
Hilton Munich Airport Hotel Manage GmbH	Germany
Hilton Nairobi Limited	Kenya
Hilton New Jersey Service Corp.	United States
Hilton New Orleans, LLC	United States
Hilton of Malaysia LLC	United States
Hilton of Panama Limited	Panama
Hilton of Spain S.L.	Spain
Hilton OPB, LLC	United States
Hilton Orlando Partners III, LLC	United States
Hilton PCB Sarl	Luxembourg
Hilton Recreation LLC	United States
Hilton Reservations Worldwide, L.L.C.	United States
Hilton Resorts Corporation	United States
Hilton Resorts Marketing Corp.	United States
Hilton Resorts Marketing Korea, LLC	Korea, Republic of
Hilton Riverside, LLC	United States
Hilton Russia LLC	United States
Hilton San Diego LLC	United States
Hilton Seattle Airport LLC	United States
Hilton Service Center GmbH	Germany
Hilton Spring Corporation	United States
Hilton Suites, LLC	United States
Hilton Supply Management LLC	United States
Hilton Systems Solutions, LLC	United States
Hilton Systems, LLC	United States
Hilton Tobago Unlimited	Trinidad and Tobago

Hilton Travel Services LLC	United States
Hilton Travel, LLC	United States
Hilton U.S. Finance LLC	United States
Hilton UK Corporate Director Limited	England, UK
Hilton UK Hotels Limited	England, UK
Hilton UK Manage Limited	England, UK
Hilton UK Pension Trustee Limited	England, UK
Hilton Waldorf Holdings LLC	United States
Hilton Worldwide Finance Corp.	United States
Hilton Worldwide Finance LLC	United States
Hilton Worldwide Franchising LP	England, UK
Hilton Worldwide FS Treasury Limited	England, UK
Hilton Worldwide Holding 1 Limited	England, UK
Hilton Worldwide Holding 2 Limited	England, UK
Hilton Worldwide Holding LLP	England, UK
Hilton Worldwide Holdings Inc.	United States
Hilton Worldwide International CRA B.V.	Netherlands
Hilton Worldwide International CRA Holding C.V	Netherlands
Hilton Worldwide International FS Treasury LLC	United States
Hilton Worldwide International Holding 1 LLC	United States
Hilton Worldwide International Israel Ltd.	Israel
Hilton Worldwide International Italy S.r.l.	Italy
Hilton Worldwide International Luxembourg Holding S.à r.l.	Luxembourg
Hilton Worldwide International Myanmar Limited	Myanmar
Hilton Worldwide International Puerto Rico LLC	Puerto Rico
Hilton Worldwide Limited	Scotland, UK
Hilton Worldwide Manage Branchco Limited	England, UK
Hilton Worldwide Manage Limited	England, UK
Hilton Worldwide Services Limited	England, UK
Hilton Worldwide, Inc.	United States
Hilton-OCCC Hotel, LLC	United States
Hilton-OCCC Mezz Lender, LLC	United States
Hiro Grundstucks GmbH & Co KG	Germany
HIRO Hotel GmbH & Co KG	Germany
HIRO Verwaltungs GmbH	Germany
HLT Alexandria Equity Holding LLC	United States
HLT Aro Manage Limited	England, UK
HLT Audubon LLC	United States
HLT Bradford Limited	England, UK
HLT Brazil LLC	United States
HLT CA Hilton LLC	United States
HLT Conrad Domestic LLC	United States
HLT Craigendarroch Suites Limited	England, UK
HLT DC Owner LLC	United States
HLT Domestic JV Holdings LLC	United States
HLT Domestic Owner LLC	United States
HLT Drake LLC	United States
HLT English Operator Limited	England, UK
HLT ESP International Franchise LLC	United States
HLT ESP International Franchisor Corporation	United States

HLT ESP International Manage LLC	United States
HLT ESP International Management Corporation	United States
HLT ESP Manage LLC	United States
HLT Existing Franchise Holding LLC	United States
HLT Franchise II Borrower LLC	United States
HLT Franchise Mezz V-A LLC	United States
HLT Franchise Mezz V-B LLC	United States
HLT Franchise Mezz V-C LLC	United States
HLT Franchise Mezz V-D LLC	United States
HLT Franchise Mezz V-E LLC	United States
HLT Franchise Mezz V-F LLC	United States
HLT Franchise Mezz V-G LLC	United States
HLT Franchise Mezz V-H LLC	United States
HLT Franchise Mezz V-I LLC	United States
HLT Franchise Mezz V-J LLC	United States
HLT Franchise Mezz V-K LLC	United States
HLT Franchise V Borrower LLC	United States
HLT German Manage GmbH	Germany
HLT German Services GmbH	Germany
HLT GP LLC	United States
HLT Hawaii Holding LLC	United States
HLT HQ SPE LLC	United States
HLT HSM Holding LLC	United States
HLT HSS Holding LLC	United States
HLT International Existing Franchise Holding LLC	United States
HLT International Manage LLC	United States
HLT JV Acquisition LLC	United States
HLT JV I Borrower LLC	United States
HLT JV II Borrower LLC	United States
HLT Lifestyle International Franchise LLC	United States
HLT Lifestyle International Franchisor Corporation	United States
HLT Lifestyle International Manage LLC	United States
HLT Lifestyle International Management Corporation	United States
HLT Lifestyle Manage LLC	United States
HLT Logan LLC	United States
HLT London Manage Limited	England, UK
HLT Managed Mezz VI-A LLC	United States
HLT Managed Mezz VI-B LLC	United States
HLT Managed Mezz VI-C LLC	United States
HLT Managed Mezz VI-D LLC	United States
HLT Managed Mezz VI-E LLC	United States
HLT Managed Mezz VI-F LLC	United States
HLT Managed Mezz VI-G LLC	United States
HLT Managed Mezz VI-H LLC	United States
HLT Managed Mezz VI-I LLC	United States
HLT Managed Mezz VI-J LLC	United States
HLT Managed Mezz VI-K LLC	United States
HLT Managed Mezz XI-A GmbH	Germany
HLT Managed Mezz XI-B GmbH	Germany
HLT Managed Mezz XI-C GmbH	Germany

HLT Managed Mezz XI-D GmbH	Germany
HLT Managed Mezz XI-E GmbH	Germany
HLT Managed Mezz XI-F GmbH	Germany
HLT Managed Mezz XI-G GmbH	Germany
HLT Managed Mezz XI-H GmbH	Germany
HLT Managed Mezz XI-I GmbH	Germany
HLT Managed Mezz XI-J GmbH	Germany
HLT Managed Mezz XI-K GmbH	Germany
HLT Managed VI Holding LLC	United States
HLT Managed VI-A Borrower LLC	United States
HLT Managed VI-A Holding LLC	United States
HLT Managed XI-A Borrower GmbH	Germany
HLT Managed XII-A Holding LLC	United States
HLT Memphis Data LLC	United States
HLT Memphis LLC	United States
HLT Mexico LLC	United States
HLT Milton Keynes Limited	England, UK
HLT NY Hilton LLC	United States
HLT NY Waldorf LLC	United States
HLT O'Hare LLC	United States
HLT Operate DTWC LLC	United States
HLT Operating Mezz III-K Limited	England, UK
HLT Operating Mezz VII-A Limited	England, UK
HLT Operating Mezz VII-B Limited	England, UK
HLT Operating Mezz VII-C Limited	England, UK
HLT Operating Mezz VII-D Limited	England, UK
HLT Operating Mezz VII-E Limited	England, UK
HLT Operating Mezz VII-F Limited	England, UK
HLT Operating Mezz VII-G Limited	England, UK
HLT Operating Mezz VII-H Limited	England, UK
HLT Operating Mezz VII-I Limited	England, UK
HLT Operating Mezz VII-J Limited	England, UK
HLT Operating Mezz VII-K Limited	England, UK
HLT Operating Mezz V-K Limited	England, UK
HLT Operating VII-A Borrower GmbH	Germany
HLT Owned II Holding LLC	United States
HLT Owned II-A Borrower LLC	United States
HLT Owned IX Holding Limited	England, UK
HLT Owned IX-A Holding Limited	England, UK
HLT Owned Mezz IX-A Limited	England, UK
HLT Owned Mezz IX-B Limited	England, UK
HLT Owned Mezz IX-C Limited	England, UK
HLT Owned Mezz IX-D Limited	England, UK
HLT Owned Mezz IX-E Limited	England, UK
HLT Owned Mezz IX-F Limited	England, UK
HLT Owned Mezz IX-G Limited	England, UK
HLT Owned Mezz IX-H Limited	England, UK
HLT Owned Mezz IX-I Limited	England, UK
HLT Owned Mezz IX-J Limited	England, UK
HLT Owned Mezz IX-K Limited	England, UK

HLT Owned Mezz V-A Limited	England, UK
HLT Owned Mezz V-B Limited	England, UK
HLT Owned Mezz V-C Limited	England, UK
HLT Owned Mezz V-D Limited	England, UK
HLT Owned Mezz V-E Limited	England, UK
HLT Owned Mezz V-F Limited	England, UK
HLT Owned Mezz V-G Limited	England, UK
HLT Owned Mezz V-H Limited	England, UK
HLT Owned Mezz V-I Limited	England, UK
HLT Owned Mezz V-J Limited	England, UK
HLT Owned Mezz V-K Limited	England, UK
HLT Owned V Holding Limited	England, UK
HLT Owned V-A Holding Limited	England, UK
HLT Owned VI-A Holding LLC	United States
HLT Owned VII Holding LLC	United States
HLT Owned VII-A Holding LLC	United States
HLT Owned VIII Holding LLC	United States
HLT Palmer LLC	United States
HLT Property Acquisition LLC	United States
HLT Resorts GP LLC	United States
HLT San Jose LLC	United States
HLT Secretary Limited	England, UK
HLT Stakis IP Limited	England, UK
HLT Stakis Operator Limited	England, UK
HLT Stakis SPE Limited	England, UK
HLT Timeshare Borrower I LLC	United States
HLT Timeshare Borrower II LLC	United States
HLT Waldorf=Astoria International Manage LLC	United States
Homewood Suites Management LLC	United States
Hotel Clubs of Corporate Woods, Inc.	United States
Hotel Corporation of Europe, LLC	United States
Hotel Equities Co.	United States
Hotel Maatschappij Rotterdam BV	Netherlands
Hotel Maatschappij Schiphol BV	Netherlands
Hotel Management (Middle East) LLC	United States
Hotel Management of Minneapolis Inc.	United States
Hotelbetriebsgesellschaft Hochstrasse GmbH	Germany
Hotels Statler Company, Inc.	United States
HPP Hotels USA LLC	United States
HPP International LLC	United States
HRC Islander LLC	United States
HTGV, LLC	United States
Hyden Holdings Limited	Gibraltar
Inhil Co., Inc.	United States
Innvision, LLC	United States
International Brand Hospitality GmbH	Austria
International Brand Hospitality GmbH	Germany
International Hotels (Kenya) Limited	Kenya
International Rivercenter Lessee, L.L.C.	United States
International Rivercenter, L.L.C.	United States

Istanbul Park Hilton Enternasyonal Otelcilik Limited Sirketi	Turkey
Izmir Hilton Enternasyonal Otelcilik AS	Turkey
Kayseri Hilton Enternasyonal Otelcilik AS	Turkey
KC Plaza GP LLC	United States
Kenner Hotel Limited Partnership	United States
Key West Reach Owner, LLC	United States
King Street Hotel SPE, LLC	United States
King Street Station Hotel Associates, L.P.	United States
Kitty O'Shea's Chicago, LLC	United States
Konya Hilton Enternasyonal Otelcilik AS	Turkey
Livingwell Australia Pty Limited	Australia
Lockwood Palmer House, LLC	United States
Madagascar Hilton SARL	Madagascar
Maple Hotels Management Company Limited	England, UK
Margate Towers at Kingston Plantation, L.L.C.	United States
Marin Hotel Owner LLC	United States
Marquette Holdings LLC	United States
Mayaguez Hilton LLC	United States
MC Treasury Limited	England, UK
McLean Hilton LLC	United States
Meritex, LLC	United States
Mersin Hilton Enternasyonal Otelcilik AS	Turkey
Miami Airport LLC	United States
Milbuck Holdings, Inc	United States
Morning Light Co. Limited	Mauritius
New Orleans Rivercenter	United States
Nippon Hilton Co Ltd	Japan
NORC Riparian Property, Inc.	United States
Oakbrook Hilton Suites and Garden Inn LLC	United States
Odawara Hilton Co., Ltd	Japan
On Command Corporation	United States
Operadora de Hoteles Loreto, S. de R.L. de C.V.	Mexico
Osaka Hilton Co Ltd	Japan
Overland Park Hotel Owner LLC	United States
P55 Beverage LLC	United States
P55 Hotel Owner LLC	United States
Parsippany Hotel Owner LLC	United States
Peacock Alley Service Company, LLC	United States
Phoenix SP Hilton LLC	United States
Potter's Bar Palmer House, LLC	United States
Promus Hotel Services, Inc.	United States
Promus Hotels Florida LLC	United States
Promus Hotels LLC	United States
Promus Hotels Minneapolis, Inc.	United States
Promus Hotels Parent LLC	United States
Promus Operating LLC	United States
Promus/FCH Condominium Company, L.L.C.	United States
Promus/FCH Development Company, L.L.C.	United States
Promus/Kingston Development Corporation	United States
PT Hilton International Manage Indonesia	Indonesia

PT. Conrad Management Indonesia	Indonesia
Puckrup Hall Hotel Limited	England, UK
Reach Equity Holdings LLC	United States
Rye Town Tenant Corp.	United States
S.F. Hilton LLC	United States
SALC, Inc.	United States
Samantha Hotel LLC	United States
San Antonio Airport GP LLC	United States
Servicios y Recursos Administrativos Hoteleros S. de R.L. de C.V.	Mexico
Short Hills Hilton LLC	United States
SL Secundus GmbH	Germany
SL Secundus GmbH & Co. Objekt Nürnberg KG	Germany
Societe de Developpement Hotel Pointe des Blagueurs B.V.	Netherlands
Societe d'Exploitation Hoteliere d'Orly EURL	France
Societe d'Exploitation Hoteliere La Defense SAS	France
Societe Tunis Hilton SARL	Tunisia
Splendid Property Company Limited	Scotland, UK
Suite Life LLC	United States
Sunrise Resources (Australia) Pty Ltd	Australia
Tandem Limited	Isle of Man
Tel Aviv Hilton Limited	Israel
Tex Holdings, Inc.	United States
UK Leasing Brighton Limited	England, UK
UK Leasing Cobham Limited	England, UK
UK Leasing Croydon Limited	England, UK
UK Leasing East Midlands Limited	England, UK
UK Leasing Leeds City Limited	England, UK
UK Leasing Leicester Limited	England, UK
UK Leasing London Kensington Limited	England, UK
UK Leasing Northampton Limited	England, UK
UK Leasing Nottingham Limited	England, UK
UK Leasing Puckrup Limited	England, UK
UK Leasing Watford Limited	England, UK
UK Leasing York Limited	England, UK
Village Motor Inn	United States
Vista International DE LLC	United States
Vista Real Estate Management Company	United States
Vista Real Estate Management Company	Egypt
WA Collection International, LLC	United States
Waldorf=Astoria Management LLC	United States
Washington Hilton, L.L.C.	United States
World Hotels, B.V.	Netherlands